Employee Savings Plan	12 Months Ended
Dec. 31, 2023
Defined Contribution Plan [Abstract]
Employee Savings Plan
13. Employee Savings Plan
The Company has a 401(k) defined contribution plan covering substantially all employees. The Company has a discretionary policy of matching employee contributions. Company contributions were approximately $1.7 million and $1.4 million during the years ended December 31, 2023 and 2022, respectively.